AMENDMENT NO. 13
              TO AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

         AMENDMENT NO. 13 to the Amended and Restated Expense Limitation Agreement, dated as of April 28, 2008, by and between Met Investors Advisory, LLC (the "Manager") and Met Investors Series Trust (the "Trust").

         The Manager and the Trust hereby agree to modify and amend the Amended and Restated Expense Limitation Agreement effective as of October 9, 2001 (the "Agreement") between Met Investors Advisory Corp. (now known as Met Investors Advisory, LLC) and the Trust, as amended on May 1, 2002, May 1, 2003, April 30, 2004, November 3, 2004, May 1, 2005, September 30, 2005, November 1, 2005,
December 16, 2005, May 1, 2006, November 1, 2006, May 1, 2007 and November 1, 2007.

         1. New Portfolios. The Manager and the Trust have determined to add the following portfolios ("New Portfolios") to the Agreement on the terms and conditions contained in the Agreement, and at the level of the expense limitation applicable to the New Portfolios as set forth in the attached schedule:

                 American Funds Balanced Allocation Portfolio
                 American Funds Growth Allocation Portfolio
                 American Funds Moderate Allocation Portfolio
                 American Funds Bond Portfolio
                 American Funds Global Small Capitalization Portfolio American Funds Growth Portfolio
                 American Funds Growth-Income Portfolio
                 American Funds International Portfolio
                 Met/Franklin Income Portfolio
                 Met/Franklin Mutual Shares Portfolio
                 Met/Templeton Growth Portfolio
                 Met/Franklin Templeton Founding Strategy Portfolio


         2. Schedule A. Schedule A to the Agreement, as amended, which sets forth the Portfolios of the Trust, is hereby replaced in its entirety by Amendment No. 13 to Schedule A attached hereto.

         3. Term and Termination of Agreement. The Term and Termination provisions of this Agreement are amended as follows:

         This Agreement shall continue in effect until April 30, 2009 with respect to the New Portfolios and the existing Portfolios set forth in Amendment No. 13 to Schedule A (except Batterymarch Growth and Income Portfolio). The expense limitation for the Batterymarch Growth and Income Portfolio is permanent. The Agreement shall thereafter continue in effect with respect to each Portfolio from year to year and permanently for the Batterymarch Growth and Income Portfolio provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and
(ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Trustees"). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon ninety
(90) days' prior written notice to the other party at its principal place of business; provided that, in case of termination by the Trust, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

         Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         In WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 13 as of the date first above set forth.

         MET INVESTORS SERIES TRUST             MET INVESTORS ADVISORY, LLC
         ON BEHALF OF EACH OF
         ITS PORTFOLIOS

         By: ________________________           By: ________________________
         Name:                                      Name:
         Title:                                     Title:

                                AMENDMENT NO. 13

                                   SCHEDULE A
                     MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Portfolios of the Trust:



--------------------------------------------------------------------------- --------------------------------------------------
                                                                            Maximum Annual
Name of Portfolio                                                           Operating Expense Limit
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds Bond Portfolio                                               0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds Global Small Capitalization Portfolio                        0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds Growth Portfolio                                             0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds Growth-Income Portfolio                                      0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds International Portfolio                                      0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds Balanced Allocation Portfolio                                0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds Growth Allocation Portfolio                                  0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
American Funds Moderate Allocation Portfolio                                0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Strategic Growth and Income Portfolio                                       0.15%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Strategic Growth Portfolio                                                  0.15%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Strategic Conservative Growth Portfolio                                     0.15%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Batterymarch Growth and Income Portfolio                                    0.65% of the first $500 million of such assets
                                                                            plus 0.55% of such assets over $500 million up
                                                                            to $1 billion plus 0.50% of such assets over $1
                                                                            billion up to $1.5 billion plus 0.45% of such
                                                                            assets over $1.5 billion up to $2 billion plus
                                                                            0.40% of such assets over $2 billion
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Cyclical Growth and Income ETF Portfolio                                    0.55%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Cyclical Growth ETF Portfolio                                               0.55%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Dreman Small Cap Value Portfolio                                            1.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Met/Franklin Income Portfolio                                               0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Met/Franklin Mutual Shares Portfolio                                        0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Met/Templeton Growth Portfolio                                              0.80%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio                          0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Lazard Mid Cap Portfolio                                                    0.80%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Van Kampen Mid Cap Growth Portfolio                                         0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MetLife Aggressive Strategy Portfolio                                       0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MetLife Defensive Strategy Portfolio                                        0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MFS Emerging Markets Equity Portfolio                                       1.30%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Oppenheimer Capital Appreciation Portfolio                                  0.75%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Pioneer Fund Portfolio                                                      1.00%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
RCM Technology Portfolio                                                    1.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Rainier Large Cap Equity Portfolio                                          0.80%
--------------------------------------------------------------------------- --------------------------------------------------
